Exhibit 10.3.2

                               BALCHEM CORPORATION
                         DIRECTOR STOCK OPTION AGREEMENT

     This  DIRECTOR  STOCK  OPTION  AGREEMENT  (the  "Agreement"),  dated  as of
                                                      ---------
_______________, is between BALCHEM CORPORATION, a Maryland corporation (the "Corporation"), and ____________ ("Optionee").
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                              W I T N E S S E T H :

     1. Grant of Options or Purchase  Rights.  Pursuant to the provisions of the
        ------------------------------------
1999 Stock Plan of the Corporation, as the same may be amended from time to time (the "Plan"), the Corporation has, as of the date hereof, granted to Optionee,
      ----
subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Corporation the number of shares of Common Stock of the Corporation ("Stock")
                                                                         -----
determined  pursuant to Exhibit A at the price per share set forth in Exhibit A,
                        ---------                                     ---------
as non-qualified options (such non-qualified options granted hereby being referred to together herein as the "Option" or the "Options").
                                    ------          -------

     2. Terms and  Conditions.  The term of the  Option  shall be for the period
        ---------------------
specified in Exhibit A. The Option shall be  exercisable at any time in whole or
             ---------
in part and from time to time subject to earlier termination as provided in Paragraphs 3 and 4 of this Agreement. The holder of any Option shall not have any rights as a stockholder with respect to the stock issuable upon exercise of an Option until certificates for such Stock shall have been issued and delivered to him after the exercise of the Option.

     3. Termination as a Director.  In the event that Optionee shall cease to be
        -------------------------
a director, or, if Optionee is a director emeritus of the Corporation, Optionee shall cease to be a director emeritus, of the Corporation (otherwise than by reason of death or disability), the Option shall be exercisable (to the extent that Optionee shall have been entitled to do so at the time of said cessation) at any time prior to such cessation, but in no event later than the specified expiration date of the Option.

     Nothing in the Plan or in this Agreement shall confer upon Optionee any right to be continued as a director or as a director emeritus of the Corporation for the term of the Option or for any portion thereof or for any other period of time, or interfere in any way with the right of the stockholders and/or the directors of the Corporation to replace or remove Optionee as a director or a director emeritus of the Corporation, with or without cause, in accordance with the Corporation's By-laws and applicable law.

     4. Death or Disability of Optionee.
        --------------------------------

     (a) Death. If Optionee ceases to be a director or director  emeritus of the
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Corporation by reason of his death, any unexercised  portion of the Option shall be exercisable (to the extent that Optionee shall have been entitled to do so at the time of his death), to the extent of the number of shares with respect to which he could have exercised it on that date, by his estate, personal representative or beneficiary who has acquired the Option by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the Option or 90 days from the date of Optionee's death.

     (b) Disability.  If Optionee resigns,  or otherwise ceases to be a director
         ----------
or director emeritus by the Corporation by reason of his disability, any unexercised portion of the Option shall be exercisable (to the extent that Optionee shall have been entitled to do so at the date of termination of his membership on the Board), to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the specified expiration date of the Option or 90 days from the date of resignation or cessation. For all purposes of this Agreement, the term "disability" shall mean "permanent and total disability" as defined in Section
 ----------
22(e)(3) of the Internal Revenue Code (the "Code") or successor statute.
                                            ----

     5. Transferability of Option. The Option shall not be transferable,  except
        -------------------------
as, and then only to the extent, provided in Exhibit A hereto.
                                             ---------

     6. Adjustments Upon Changes in  Capitalization.  In the event of changes in
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the  outstanding  stock of the Corporation by reason of stock  dividends,  stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations or liquidations, the number and class of shares subject to the Option shall be correspondingly adjusted as provided in the Plan.

     7.  Conditions  Precedent  To  Exercise  of  Option.  In the event that the
         -----------------------------------------------
exercise of the Option or the issuance and delivery of the shares hereunder shall be subject to, or shall require, any prior exchange listing, prior approval of the stockholders of the Corporation, or other prior condition or act, pursuant to the applicable laws, regulations or policies of any stock exchange, federal or local government or its agencies or representatives, and/or pursuant to the Plan, then the Option shall not be deemed to be exercisable under this Agreement until such condition is satisfied. The Corporation shall not be liable in any manner to Optionee or any other party for any failure or delay by the Corporation on its part to fulfill any such condition.

     8.  Methods of  Exercising  Option. Subject to the terms and  conditions of
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this  Agreement,  the Option may be exercised by delivering a signed,  completed exercise  notice in the form of  Exhibit B hereto,  as the same may be  modified
                                 ----------------
from time to time by determination of the Corporation in its discretion, to the Corporation, at its office at P.O. Box 175, Slate Hill, New York, 10973. Such notice shall (i) identify the Option to which it applies (i.e., Incentive Option and/or Non-Qualified Option), (ii) state the election to exercise the Option,
(iii) designate the number of shares in respect of which the Option is being exercised, and (iv) be signed by the person or persons so exercising the Option, and shall otherwise be in such form and substance as the Corporation may require. Such notice shall be accompanied by payment of the full purchase price of such shares. The Corporation shall deliver to Optionee, at such address as is provided in the notice, a certificate or certificates representing such Stock as soon as practicable after the notice shall be received and all conditions to the exercise of the Option are fulfilled and satisfied. Payment of such purchase price shall be made (a) in United States dollars in cash or by check, or (b) through delivery of shares of Stock theretofore owned by Optionee for at least six months and having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, or (c), in the discretion of the Compensation Committee of the Board of Directors (the "Committee") (that is,
                                                          ---------
only in the event of the express prior approval thereof by the Committee), by delivery (including by telecopier) to the Corporation or its designated agent of an executed irrevocable exercise notice together with irrevocable instructions to a broker-dealer to sell (or margin) a sufficient portion of the shares and deliver the sale (or margin loan) proceeds directly to the Corporation to pay for the exercise price, or (d) by any combination of the above if permitted hereunder. Notwithstanding the foregoing, Optionee may not pay any part of the exercise price hereof by transferring Stock to the Corporation if such Stock is both subject to a substantial risk of forfeiture and not transferable within the meaning of Section 83 of the Code. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be issued in the name of the person or person so exercising the Option (or, if the Option shall be exercised by Optionee and if Optionee shall so request in the notice exercising the Option, the certificate shall be issued in the name of Optionee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised, pursuant to Paragraph 4 hereof, by any person or persons other than Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. At the election of the Corporation, such certificate may bear such legends regarding the limited transferability of the shares under applicable securities laws the Corporation may require. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

     9. Certain  Securities Law Matters.  By acceptance of the Option,  Optionee
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agrees that a purchase  of shares  under the Option will not be made with a view to their distribution, as that term is used in the Securities Act of 1933, as amended (the "Act"), unless in the opinion of the Corporation such distribution
is  in  compliance  with  or  exempt  from  the   registration   and  prospectus
requirements of the Act, and Optionee agrees to sign a certificate to such effect at the time of exercising the Option (which certificate shall, if required by the Corporation, be in such form and substance, and pertaining to such securities law related matters, as the Corporation may require in its discretion), and agrees that the certificate for the shares so purchased may, if deemed appropriate by the Corporation, be inscribed with a legend to ensure compliance with the Act. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein and the requirements of the Act, the Corporation may issue appropriate "stop transfer" instructions to its transfer agent. The Corporation shall not be required (i) to transfer on its books any shares purchased upon the exercise of the Option that have been sold or otherwise transferred in violation of any of the provisions of this Agreement and/or the Plan, or (ii) to treat as owner of such shares or to accord the right to vote or receive dividends to any purchaser or other transferee to whom such shares shall have been so sold or transferred.

     10. Capital Changes and Business Successions.  The Plan contains provisions
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covering the treatment of the Option in a number of contingencies  such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Corporation are hereby made applicable hereunder and are incorporated herein by reference. In general, Optionee should not assume that the Option necessarily would survive the acquisition of the Corporation.

     11.  Withholding  Taxes. Upon the exercise of a Non-Qualified  Option,  the
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exercise of an Option  transferred by the original  Optionee in accordance  with the terms of this Agreement or the Plan, or the vesting of restricted Common Stock acquired on the exercise of the Option, the Corporation may require Optionee or the purchaser or original Optionee to pay to the Corporation in cash an amount equal to all applicable withholding taxes in respect of the amount that is considered compensation includable in such person's gross income. The Corporation in its discretion may condition (i) the exercise of the Option, (ii) the vesting of restricted Common Stock acquired by exercising the Option, or
(iii) the exercise of a transferred Option, on Optionee's payment of such amount. At the Corporation's discretion, the amount required to be withheld may be withheld in cash from fees and/or other compensation payable to Optionee, or (with respect to compensation income attributable to the exercise of the Option) in kind from the Stock otherwise deliverable to Optionee upon exercise of the Option. Optionee further agrees that, if the Corporation does not withhold an amount from Optionee's fees or other compensation sufficient to satisfy the Corporation's withholding obligation, Optionee will reimburse the Corporation on demand, in cash, for the amount underwithheld.

     12. Fair Market Value of Stock. If, at the time the Option is granted under
         --------------------------
the Plan, the Corporation's Stock is publicly traded,  "fair market value" shall
                                                        -----------------
be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Stock on the principal national securities exchange on which the Stock is traded, if the Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Stock on the NASDAQ National Market List, if the Stock is not then traded on a national securities exchange and is reported on the NASDAQ National Market List; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Stock is not then traded on a national securities exchange and is not then reported on the NASDAQ National Market List. However, if the Stock is not publicly traded at the time the Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Stock as determined by the Corporation's Board of Directors or any Committee, after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Stock in private transactions negotiated at arm's length, if any. The determination by the Board of Directors or the Committee of fair market value shall be conclusive and binding. The fair market value of the shares in question shall be determined as of the day on which the event occurs.

     13. Terms of Plan Control. The Option granted hereunder is granted pursuant
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to the provisions of the Plan,  the receipt of a copy of which  Optionee  hereby acknowledges. Nothing contained in this Agreement shall in any way be deemed to alter or modify the provisions of the Plan and no act of the Corporation or its directors, officers or employees shall be deemed to be a waiver or modification of any provision of the Plan. The provisions of the Plan shall in all respects govern the Option. The Committee shall have authority in its discretion, but subject to the express provisions of the Plan, to interpret the Plan and this Agreement; to prescribe, amend and rescind rules and regulations relating to the Plan and the Option; and to make all other determinations deemed necessary or advisable for the administration of the Plan or the Option. The Committee's determination on the foregoing matters shall be conclusive.

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officer and Optionee has executed this Agreement as of the date first written above.

                                           BALCHEM CORPORATION


                                           By:_________________________________


AGREED AND ACCEPTED:

-----------------------------------
OPTIONEE:

                                    EXHIBIT A
                                    ---------
                          GRANT OF NON-QUALIFIED OPTION


Name of Optionee: __________________

Date of Grant: ____________________

No. of Shares covered by
Non-Qualified Options: _________________

Expiration Date: ______________

Price per share for all Shares: $ ___

Exercisability:     Earliest date on
                    which Non-Qualified
                    Option can be exercised
                    for the  number of
                    Shares indicated                  Number of Shares
                    -----------------------           ----------------

                    Date of Grant                         All Shares covered
                                                          by the Option


Transferability:    Except as expressly provided below, the Non-Qualified Option shall not be  transferable  other than by will or the law of descent  and  distribution  and is  exercisable  during  the lifetime of Optionee  only by  Optionee.  The  Non-Qualified
                    Option shall be transferable by Optionee,  under the limited circumstances  and  conditions  set forth  below,  to Family
                    Members of Optionee,  provided that (i) such transfer is not a transfer for value,  (ii) the  specific  transfer has been approved by the Committee, and (iii) subsequent transfers of said Option shall be prohibited  (except for a transfer to a
                    Family  Member of Optionee  from  another  Family  Member of
                    Optionee  which   otherwise   complies  with  the  foregoing
                    requirements).  For purposes  hereof,  a "Family  Member" of
                    Optionee includes any child, stepchild,  grandchild, parent, stepparent,  grandparent,  spouse,  former spouse,  sibling, niece,  nephew,  mother-in-law,  father-in-law,  son-in-law,
                    daughter-in-law,   brother-in-law,   or  sister-in-law,   of
                    Optionee,  including  adoptive  relationships,   any  person
                    sharing  Optionee's   household  (other  than  a  tenant  or
                    employee of Optionee), a trust in which such above-described
                    Family   Members  have  more  than  fifty   percent  of  the
                    beneficial    interest,   a   foundation   in   which   such
                    above-described  Family  Members (or  Optionee)  control the management  of  assets,  and any other  entity in which such above-described  Family  Members (or Optionee) own more than
                    fifty  percent  of  the  voting  interests.   The  following
                    transactions  shall not be deemed transfers for value: (A) a transfer under a domestic  relations  order in settlement of marital property rights;  and (B) a transfer to an entity in which more than fifty  percent of the voting  interests  are owned by Family  Members (or  Optionee)  in exchange  for an interest in that entity.  Notwithstanding  any such transfer by Optionee, the transferee, and any subsequent transferees, shall be subject to the Agreement,  including the provisions as to and limitations on the  exerciseability  of the Option in the event the original  Optionee  ceases to be a director of the Corporation as provided under Sections 3 and 4 of the
                    Agreement,  it being  understood that, such provisions shall apply in the  event  the  original  Optionee  ceases to be a
                    director  even  if  the  Option  has  been   transferred  as
                    permitted hereby.

                                    EXHIBIT B
                               BALCHEM CORPORATION
                                 1999 STOCK PLAN
                   EXERCISE NOTICE NON-QUALIFIED STOCK OPTION

Balchem Corporation
P.O. Box 175
Slate Hill
New York, New York 10973
Attention: ___________

     1.  Exercise  of  Option.   Effective  as  of  today,  ,  the   undersigned
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("Optionee")  hereby elects to exercise  Non-Qualified Stock Options to purchase
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______  shares of the Common Stock (the  "Shares") of Balchem  Corporation  (the
                                          ------
"Corporation"),  under and pursuant to the Balchem  Corporation 1999 Stock Plan,
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as the same may be amended from time to time (the "Plan"),  and the Stock Option
                                                   ----
Agreement  between  the  Corporation  and  Optionee  dated as of  _____________,
_____________,  as the  same  may be  amended  from  time to time  (the  "Option
                                                                          ------
Agreement").
---------

     2. Delivery of Payment.  Optionee  herewith delivers to the Corporation the
        -------------------
full purchase price of the Shares, as set forth in the Option Agreement.

     3.  Representation  of Optionee.  Optionee  acknowledges  that Optionee has
         ---------------------------
received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4. Rights as Stockholder. Until the stock certificate evidencing the Shares
        ---------------------
is issued (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option (as defined in the Option Agreement). No adjustment will be made for any dividend or other right for which the record date is prior to the date the stock certificate for the Shares is issued.

     5. Tax Consultation.  Optionee understands that Optionee may suffer adverse
        ----------------
tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Corporation for any tax advice.

     6. Certain  Securities Law Matters.  Without limiting the provisions of the
        -------------------------------
Plan and/or the Option Agreement, Optionee understands and agrees that the Corporation shall be entitled to cause appropriate legends to be placed upon any certificate(s) evidencing ownership of the Shares that may be required by the Corporation in connection with state or federal securities laws, the Option Agreement and/or the Plan.

     7.  Successors and Assigns.  The  Corporation  may assign any of its rights
         ----------------------
under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and the assigns of the Corporation. Subject to any restrictions on transfer set forth or referred to in the Option Agreement and/or the Plan, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     8.  Interpretation.  Any  dispute  regarding  the  interpretation  of  this
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Exercise Notice shall be determined by the  Corporation's  Board of Directors or the Committee (as defined in the Plan), whose determination shall be final and binding on the Corporation and on Optionee.

                   Submitted by:             OPTIONEE:


                                             -----------------------------------
                                             Name:
                                             Address: